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                                AMENDMENT NO. 4

     This Amendment No. 4 (this "Amendment") amends that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, including pursuant to this Amendment, the "Credit Agreement") among COLORADO PRIME CORPORATION (the "Borrower"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "Lender"), and DRESDNER BANK AG. NEW YORK AND GRAND CAYMAN BRANCHES, acting as agent for itself and the other Lenders ("Agent"), and is entered into as of June 26, 1998 among Borrower, Agent and the Lenders.

                                    RECITALS

     WHEREAS, the parties desire to amend the Consolidated Net Worth and Leverage Ratio requirements in the Credit Agreement for the third Fiscal Quarter of 1998;

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the Credit Agreement shall apply hereto as if fully set forth herein.

     2. Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery hereof by Borrower, Agent and Required Lenders.

     3. Minimum Net Worth. Clause (a) of Section 8.1 is hereby amended, effective as of the date hereof, as follows: the minimum Consolidated Net Worth required for the third Fiscal Quarter of Fiscal Year 1998 is 25.5 (in millions of Dollars).

     4. Leverage Ratio. Clause (d) of Section 8.1 is hereby amended, effective as of the date hereof, as follows: the maximum permissible Leverage Ratio for the third Fiscal Quarter of Fiscal Year 1998 is 6.70 to 1.00.

     5. Representations. To induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows:

          a. Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date; and
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          b.   No Defaults. No Default or Event of Default has occurred which has not been waived.

     6. Miscellaneous. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                   BORROWERS:
                                   ----------

                                   COLORADO PRIME CORPORATION,
                                   a Delaware corporation




                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------


                                   THE AGENTS:
                                   -----------

                                   DRESDNER BANK AG. NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as the Agents



                                   By:
                                      --------------------------------


                                   By:
                                      --------------------------------


                                   LENDERS:
                                   --------

                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as a Lender



                                   By:
                                      --------------------------------


                                   By:
                                      --------------------------------


                                   BANK LEUMI TRUST COMPANY OF NEW YORK,
                                   as a Lender



                                   By:
                                      --------------------------------


                                   By:
                                      -------------------------------
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                                        BANKBOSTON, N.A., as a Lender


                                        By:
                                            -----------------------------------

                                        By:
                                            -----------------------------------


                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as a Lender


                                        By:
                                            -----------------------------------

                                        By:
                                            -----------------------------------